UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2015

Amedica Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2015, Amedica Corporation (the “Company”) entered into an Amendment and Exchange Agreement (the “Amendment Agreement”) with MG Partners II, Ltd., an affiliate of Magna Group (the “Investor”). The Amendment Agreement provides for, among other things, certain amendments to that Securities Purchase Agreement, dated as of June 30, 2014, by and among the Company and the Investor (the “Securities Purchase Agreement”) where under the Company issued to the Investor (i) $6,400,000 in aggregate principal amount of senior convertible notes (the “Existing Notes”), (ii) shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) and (iii) a warrant to purchase shares of Common Stock (the “Existing Warrant”). A description of the Securities Purchase Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2014 which together with Exhibit 10.1 to such filing are incorporated herein by reference.

The Amendment Agreement provides for the issuance by the Company to the Investor of new senior convertible notes in exchange for the Existing Notes and the Existing Warrant (the “Exchange Convertible Notes”) which exchange results in the cancellation of the Existing Notes and the Existing Warrant, certain conforming amendments to the Securities Purchase Agreement and related documents, a reset of the trading price of the Company’s common stock at which the trading volume restrictions imposed on the Investor cease to apply from $2.50 to $0.50, and a mutual release of claims.

Description of the Exchange Convertible Notes

The Exchange Convertible Notes are identical in all material respects to the Existing Notes currently outstanding except as follows:

Maturity Date. The Exchange Convertible Notes mature on June 30, 2016, provided however, that if, as of June 30, 2016, the Company has satisfied certain equity conditions described in the Exchange Convertible Note, the maturity date shall be extended to June 30, 2017.

Basic Conversion Rights. The Exchange Convertible Notes are convertible at any time after issuance, in whole or in part, at the Investor’s option, into shares of Common Stock at an initial conversion price equal to $1.00 per share. If on May 29, 2015, 120% of the arithmetic average of the volume weighted average price (“VWAP”) of the Common Stock of each Trading Day during the preceding five (5) Trading Day period (the “Adjustment Measuring Price”) is greater than $1.00, then the Conversion Price then in effect shall be adjusted to the Adjustment Measuring Price.

Alternate Conversion. The Exchange Convertible Notes are also alternatively convertible at any time after issuance, in whole or in part, at an alternative conversion price equal to the greater of (x) $0.20 and (y) the lower of (i) the conversion price then in effect and (ii) a price equal to 80% of the lowest daily VWAP of the Common Stock during the five (5) consecutive Trading Day period prior to such Conversion Date (the “Alternate Conversion Price”).

Make-Whole Issuances. In the event on any conversion date the applicable conversion price for that date is greater than the closing bid price as of the trading day immediately preceding such applicable conversion date (a “Make-Whole Conversion”) and, thereafter, the holder fails to resell such shares of common stock at a price greater than such conversion price, the holder may be entitled to a make-whole of additional shares of common stock (the “Make-Whole Shares”) with respect to such Make-Whole Conversions. The number of Make-Whole Shares to be issued, if any, with respect to such Make-Whole Conversions shall equal the greater of zero and the quotient of (1) the difference of the (x) the aggregate amount of principal and interest of the Exchange Convertible Note converted into shares of Common Stock during the applicable quarterly period (which excludes the last three trading days in such calendar quarter and includes the excluded trading days from the prior calendar quarter, if any) in which a Make-Whole Conversion occurred (less the aggregate amount of principal and interest relating to shares of common stock that have not been resold during such applicable quarterly period) minus (y) the aggregate gross consideration received by such holder on the resale of any shares of Common Stock received by such holder on conversions occurring during that applicable quarterly period divided by (2) the Alternate Conversion Price on the date of the Make-Whole Conversion. If the Alternate Conversion Price on the date of the Make-Whole Conversion is less than the closing bid price as of the trading day immediately preceding such date, the issuance of the Make-Whole Shares is deemed to be an additional Make-Whole Conversion for all purposes under the Exchange Convertible Note.

The exchange of the Existing Notes and the Existing Warrant for the Exchange Convertible Notes is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

The foregoing descriptions of the Amendment and Exchange Agreement and the Exchange Convertible Notes do not purport to be complete, and are qualified in their entirety by reference to each such document (or form thereof, as applicable), filed as Exhibits 10.1, 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Senior Convertible Note by Amedica Corporation payable to MG Partners II, Ltd., Issuance Date: June 30, 2014, Exchange Date: April 2, 2015, principle amount of U.S. $797,649.54.

4.2	Senior Convertible Note by Amedica Corporation payable to MG Partners II, Ltd., Issuance Date: August 12, 2014, Exchange Date: April 2, 2015, principle amount of U.S. $3,500,000.

10.1	Amendment and Exchange Agreement, dated April 2, 2015, by and between the Company and MG Partners II Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: April 3, 2015	/s/ Ty Lombardi
Ty Lombardi Vice President, Finance and Principle Accounting Officer